UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2021

EXTENDED STAY AMERICA, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36190	46-3140312
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
11525 N. Community House Road, Suite 100
Charlotte, North Carolina 28277
(Address of Principal Executive Offices, Zip Code)
(980)
345-1600
(Registrant’s Telephone Number, Including Area Code)

ESH HOSPITALITY, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36191	27-3559821
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
11525 N. Community House Road, Suite 100
Charlotte, North Carolina 28277
(Address of Principal Executive Offices, Zip Code)
(980)
345-1600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the
Form 8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§ 240.12b-2
of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 – Entry into a Material Definitive Agreement.
Amendment to Merger Agreement
On May 31, 2021, Extended Stay America, Inc. (the “Company”), and its paired share Real Estate Investment Trust, ESH Hospitality, Inc. (“Hospitality” and together with the Company, the “Paired Entities”), entered into an Amendment to that certain Agreement and Plan of Merger, dated March 14, 2021 (the “Merger Agreement”), by and among the Paired Entities, Eagle Parent Holdings L.P., a Delaware limited partnership (“Parent”), Eagle Merger Sub 1 Corporation, a Delaware corporation and wholly owned subsidiary of Parent (“MergerCo 1”), and Eagle Merger Sub 2 Corporation, a Delaware corporation and wholly owned subsidiary of MergerCo 1 (“MergerCo 2”) (the “Amendment”). Parent, MergerCo 1 and MergerCo 2 are directly or indirectly owned 50% by Blackstone Real Estate Partners IX, L.P., which is an affiliate of The Blackstone Group Inc., and 50% by SAR Public Holdings, L.L.C. and its affiliate, Starwood Distressed Opportunity Fund XII Global, L.P.
The Amendment increases the consideration to be paid with respect to each issued and outstanding paired share of the Paired Entities (each a “Paired Share”) (consisting of a share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) paired with a share of class B common stock, par value $0.01 per share, of Hospitality (the “Hospitality Class B Common Stock”)) at the effective time of the mergers to $20.50 per Paired Share in cash, subject to adjustment for the special dividend described below (the “Merger Consideration”), without interest thereon.
The Merger Agreement as amended by the Amendment, and the transactions contemplated thereby, were unanimously approved by both the Company’s board of directors and Hospitality’s board of directors.
The foregoing description of the terms of the Amendment is not complete and is qualified in its entirety by reference to the copy of the Amendment filed as Exhibit 2.1 hereto and incorporated herein by reference.
Under the terms of the Merger Agreement, Parent has requested that the Company pay a special dividend of $1.75 per share of Company Common Stock. Accordingly, the board of directors of the Company intends to declare a special dividend of $1.75 in cash per share of Company Common Stock payable immediately before the effective time of the proposed mergers to holders of record as of the close of business on the day before the date on which the effective time of the proposed mergers will occur (which we refer to as the “special dividend”). The Merger Consideration will be reduced by the amount of such special dividend. If (but only if) the Merger Agreement, as amended, is approved by the stockholders of the Paired Entities and the other conditions to the closing of the mergers are satisfied or waived, the special dividend will be payable on June 16, 2021, to holders of record of Company Common Stock as of the close of business on June 15, 2021 and the effective time of the mergers will occur on June 16, 2021.
Item 8.01 – Other Events
In order to ensure that the stockholders of the Paired Entities have sufficient time to consider the Merger Agreement, as amended, the boards of directors of the Paired Entities authorized the adjournment of the Special Meetings of the Stockholders scheduled for June 8, 2021. The Special Meeting of the Stockholders of the Company will be reconvened on June 11, 2021, at 8:30 a.m., Eastern Time, and the Special Meeting of the Stockholders of Hospitality will be reconvened on June 11, 2021, at 9:30 a.m., Eastern Time. The reconvened Special Meetings will be held exclusively online via a live audio webcast at www.virtualshareholdermeeting.com/STAY2021SM. The record date for the Special Meetings will remain April 19, 2021.
In addition, on June 1, 2021, the Paired Entities issued a press release announcing (1) the execution of the Amendment, (2) the adjournment of the Special Meetings and (3) the Company’s board of director’s intention to pay a special dividend of $1.75 per share in respect of each share of Company Common Stock included in each Paired Share. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It
This document may be deemed to be solicitation material in respect of the proposed acquisition of the Paired Entities by a joint venture of Blackstone and Starwood. In connection with the proposed Mergers, the Paired Entities filed with the Securities and Exchange Commission (“SEC”) on April 26, 2021 a definitive joint proxy statement and has or will furnish the definitive joint proxy statement to the stockholders of the Paired Entities. STOCKHOLDERS OF THE PAIRED ENTITIES ARE ADVISED TO READ THE DEFINITIVE JOINT PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors may obtain a free copy of the definitive joint proxy statement and other relevant documents filed by the Paired Entities with the SEC at the SEC’s Web site at http://www.sec.gov. The definitive joint proxy statement and such other documents filed with the SEC may also be obtained for free from the Investor Relations section of the Paired Entities’ website (https://www.aboutstay.com/investor-relations) or by directing a request to the Paired Entities at ir@esa.com.

Item 9.01 – Financial Statements and Exhibits
(d) Exhibits.

2.1	Amendment to Agreement and Plan of Merger, dated as of May 31, 2021, by and among Extended Stay America, Inc., ESH Hospitality, Inc., Eagle Parent Holdings L.P., Eagle Merger Sub 1 Corporation and Eagle Merger Sub 2 Corporation

99.1	Press Release issued June 1, 2021

104	Cover Page Interactive Data File embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Extended Stay America, Inc.

Date: June 1, 2021	By:	/s/ Christopher Dekle
Name: Christopher N. Dekle
Title: General Counsel and Corporate Secretary

ESH Hospitality, Inc.

Date: June 1, 2021	By:	/s/ Christopher Dekle
Name: Christopher N. Dekle
Title: General Counsel and Corporate Secretary